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                                                                Exhibit 10.4

EAC

                               LENDER AGREEMENT

LENDER AGREEMENT FOR GUARANTEE OF
STUDENT LOANS WITH FEDERAL REINSURANCE
(for loans to students and parents of students pursuant to Part B of the Higher Education Act of 1965, as amended)

Whereas,    First Bank National Association
            ---------------------------------------------------------------,
            (Lender Name)

Located at  601 Second Avenue South
            ---------------------------------------------------------------,
            (Street Address)

            Minneapolis                    MN                       55402
            ---------------------------------------------------------------
            (City)                      (State)                     (Zip)


hereinafter referred to as the "Lender", wishes to secure guarantee of loans made to students pursuing programs of higher or vocational education at eligible institutions, and to parents of such students pursuant to the aforementioned federal legislation, hereinafter referred to as the "Act"; and

WHEREAS, the Education Assistance Corporation, a South Dakota corporation, hereinafter referred to as "EAC", was created pursuant to the laws of the State of South Dakota and the Higher Education Act of 1965, as amended; and

WHEREAS, EAC has entered into contracts with the United States Department of Education pursuant to the Higher Education Act of 1965, as amended, which contracts provide for the reinsurance of amounts paid to Lenders for eligible loans pursuant to such statutes and the regulations issued by the Department of Education pursuant thereto; and

WHEREAS, Lender wishes to participate in EAC's guarantee program;

NOW, THEREFORE, it is mutually agreed that:

1. This agreement is subject to and incorporates by reference the current provisions of, and subsequent amendments to, the applicable portions of the Act, the regulations issued by the United States Department of Education pursuant thereto, and the rules and regulations of EAC.

2. Within limits as may be set by EAC or the United States Department of Education, EAC shall guarantee the full amount of all loans made by Lender which are eligible for such guarantee under the Act.

3. On all loans guaranteed, EAC agrees to obtain maximum reinsurance by means of an agreement with the Federal Government pursuant to the Act.

4. EAC agrees to purchase eligible loans made by the Lender provided that such loans are in default (as defined by the Act, regulations, and policies and procedures of EAC); the loan was made in accordance with the Act, regulations, and policies and procedures of EAC; the Lender has otherwise exercised due diligence in making, servicing, and collection of such loans; and, title to the loan note has been subrogated to EAC by the Lender.
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5.   Lender agrees to collect the guarantee fee as shall from time to time be prescribed by EAC from the borrower and remit such guarantee fee in the manner designated by EAC.

6. Lender agrees that EAC may assign its obligation to guarantee repayment of a loan made hereunder to another guarantee agency which holds a 428(b) Agreement with the Secretary of the Department of Education.

7. In making loans under the Act, Lender will undertake to secure such reductions in borrowers' obligations to pay interest on loans made by Lender as they may be eligible to receive under the Act and regulations. Lender further agrees to comply with all applicable Federal and State laws.

8. Lender shall maintain for all loans guaranteed a system of records and accounts, shall afford access thereto, and shall furnish such periodic and separate reports as may reasonably be required by the U.S. Secretary of Education and EAC, under the Act, regulations, and policies and procedures of EAC. For loans paid in full or otherwise discharged, the records shall be retained by Lender as required by the Act and policies and procedures of EAC.

9. EAC shall guarantee loans without regard to sex, age, race, religion, handicapped status, income, marital status, national origin or any other basis prohibited by applicable law and Lender will not discriminate in tile making of loans to eligible borrowers or in the treatment of such borrowers on any prohibited basis.

10. This agreement may be terminated by EAC in the manner provided for by EAC's policies and procedures or by Lender upon 90 days' written notice to EAC. EAC may suspend or limit this agreement in the manner provided for by EAC's policies and procedures. Termination, limitation or suspension of this agreement shall not affect tile coverage of loans previously guaranteed.

11. In no event shall Lender transfer, delegate, pledge or assign this agreement or any rights thereunder, nor shall Lender transfer, delegate, pledge or assign a promissory note (or any rights or responsibilities thereunder) insured pursuant to this agreement to anyone or entity other than an eligible lender under EAC's guarantee program without the prior written consent of EAC. Any such assignee, transferee, delegatee or subsequent holder of such promissory note insured pursuant to this agreement shall take subject to the terms and conditions as set forth in this agreement.

12. Lender shall, upon reasonable request by EAC, the United States Department of Education or their duly designated representatives, make available all books, records, and documentation necessary to ensure compliance with this agreement and any applicable law.

13. Upon filing of a default claim with EAC, Lender shall assign to EAC all of its right, title and interest in the promissory note or notes that are the subject of such default claim, and EAC shall be deemed fully subrogated to the rights and responsibilities of Lender pursuant to such note.

14. No modification of the terms and conditions of this agreement shall be effective unless evidenced by a written agreement signed by both parties hereto.

15. This agreement shall be governed and construed according to the laws of the State of South Dakota.
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16.  Should any provision of this agreement be found to be inapplicable or otherwise unenforceable and not binding upon the parties hereto, it is the intention of the parties that the remainder of this agreement shall remain in full force and effect upon the respective rights and obligations of the parties hereto.

IN WITNESS WHEREOF, Lender and EAC have caused this agreement to be duly executed and delivered this 3rd day of July, 1997.


EAC:                                LENDER:

EDUCATION ASSISTANCE CORPORATION    Name:     First Bank National Association
115 First Avenue SW                 Address:  601 Second Avenue South
Aberdeen, SD 57401                            Minneapolis, MN  55402


By /s/ Clark J. Wold                By /s/ Beth A. Dinndorf
   -----------------------------       ------------------------------
   Its President                       Its Senior Vice President


                                       ED Lender Code: 833405

                                             Form 1-0895  6/97
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                    Certificate of Comprehensive Insurance

           (for Federal Consolidation Loans made in accordance with Title IV, Part B of the Higher Education Act of 1965, as amended)

Education Assistance Corporation, herein referred to as the "Agency" authorizes that all Federal Consolidation Loans made in conformity with the requirements of Part B of Title IV of the Higher Education Act of 1965, as amended, by U.S. Bank National Association as Trustee for Education Loans Incorporated, herein referred to as the "Lender", are guaranteed to the maximum reinsurance provided pursuant to the Act against loss of principal and interest by the Agency provided:

  1. The Lender has determined to its satisfaction, in accordance with reasonable and prudent business practices, for each loan being consolidated--

     (a) that the loan is a legal, valid, and binding obligation of the borrower;

     (b) that each such loan was made and serviced in compliance with applicable laws and regulations; and

     (c) that the insurance on such loans is in full force and effect.

  2. That the Federal Consolidation Loan(s) will be made on or after October 1, 1996. The expiration date of this Certificate is at the end of the day, September 30, 1998.

  3. That the total unpaid principal amount of all Federal Consolidation Loans made under this Certificate is equal to or less than $30,000,000.

  4. That, if the Lender prior to the expiration of this certificate no longer proposes to make Federal Consolidation Loans, the Lender will so notify the Agency in order that the Certificate may be terminated. Such termination shall not affect the insurance on any Federal Consolidation Loan made prior to such termination.

  5. That the Lender's Federal Loan Consolidation Program practices are subject to the Higher Education Act of 1965, the U.S. Department of Education regulations and Education Assistance Corporation's regulations, policies and procedures, including the Federal Family Education Loan Program Lender Participation Limitation, Suspension or Termination procedures, as amended from time to time.

  6. That the Lender complies with reporting requirements, as specified from time to time by the Office of the Department of Education.

  7. That the alternative repayment terms offered to borrowers are fixed, graduated, and income sensitive repayment options.

  8. That Education Assistance Corporation's office at 115 First Avenue, SW, Aberdeen, South Dakota is designated as the office which will process claims and perform other related administrative functions.

In witness whereof, Lender and EAC have caused this agreement to be duly executed and delivered this 12th day of September, 1997.

EAC:                                Lender:

Education Assistance Corporation    U.S. Bank National Association as
115 First Avenue SW                 Trustee for Education Loans Incorporated
Aberdeen, SD  57401                 105 First Avenue SW
                                    Aberdeen, SD  57401

By: /s/ Clark J. Wold               By: /s/ Beth A. Daindorf
   -----------------------------       -----------------------------------
      Its President                    Its Senior Vice President